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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K
                                 CURRENT REPORT


                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



       Date of Report (Date of earliest event reported): November 27, 2000



                                 S1 CORPORATION
                                 --------------
             (Exact name of registrant as specified in its charter)



              DELAWARE                                     000-24931                               58-2395199
---------------------------------------      ---------------------------------          -------------------------------
    (State or other jurisdiction                          (Commission                             (IRS Employer
          of incorporation)                              File Number)                          Identification No.)



           3390 PEACHTREE ROAD, NE, SUITE 1700, ATLANTA, GEORGIA 30326
           -----------------------------------------------------------
                    (Address of principal executive offices)



       Registrant's telephone number, including area code: (404) 812-6200
                                                           --------------



                                 NOT APPLICABLE
    ------------------------------------------------------------------------
          (Former name or former address, if changed since last report)


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ITEM 5.       OTHER EVENTS.

              On November 27, 2000, S1 Corporation ("S1") issued a press release announcing the appointment of Jaime Ellertson as its new Chief Executive Officer. Mr. Ellertson replaces James S. Mahan, III, who becomes Chairman. Current Chairman Michel Akkermans has resigned from the Chairman's position but remains on S1's Board of Directors. A copy of the press release is attached as
Exhibit 99.1.

              Also, effective as of November 27, 2000, S1 reached an agreement for the partial payment of the "earn-out" shares to the former shareholders of FICS Group, N.V. ("FICS") S1 acquired FICS on November 17, 1999. Pursuant to the terms of the FICS acquisition, the former FICS stockholders were entitled to receive up to an additional 4.5 million shares of S1 common stock under an "earn-out" if FICS met certain financial goals or signed certain large customer contracts. Although FICS has not met its revenue goals, it did sign certain large customer contracts. S1 agreed to issue a total of 1.8 million shares to the former FICS shareholders, and the remainder of the earn-out is terminated. By terminating the earn-out now, S1 has eliminated the restrictions on S1's ability to change the operations of FICS and removes circumstances under which the full earn-out would have been paid.


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ITEM 7.       FINANCIAL STATEMENTS AND EXHIBITS.



(a)    Not applicable.


(b)    Not applicable.


(c)    Exhibits.



       Exhibit
       No.           Description
       ---           -----------

       99.1          Press Release dated November 27, 2000.
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                                   SIGNATURES

       Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          S1 CORPORATION
                                          --------------
                                          (Registrant)



                                          /s/ Robert F. Stockwell
                                          -------------------------------------
                                          Robert F. Stockwell
                                          Chief Financial Officer



Date: November 27, 2000


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                                                                  EXHIBIT INDEX



       Exhibit
       No.              Description
       ---              -----------

       99.1             Press Release dated November 27, 2000.